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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 15, 2001


                            GLOBAL TELESYSTEMS, INC.
                  --------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)


         0-23717                                       94-3068423
--------------------------                  ---------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


               4121 Wilson Boulevard, Arlington, VA          22203
             ----------------------------------------     ------------
             (Address of principal executive offices)      (Zip Code)


                                 (703) 236-3100
                  --------------------------------------------
                Registrant's telephone number including area code


                  --------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)




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ITEM 5.  OTHER EVENTS

         On January 15, 2001, Global TeleSystems, Inc. (the "Company") announced the appointment of Duncan Lewis as the Company's President and Chief Operating Officer. On January 18, 2001, the Company announced the renaming of its GTS Broadband Services division to "Ebone."

         The press releases announcing these developments are annexed to this report as exhibits.

ITEM 7.  FINANCIAL STATEMENTS, AND EXHIBITS.

(a)      Exhibits

           99.1 Press Release dated January 15, 2001 announcing appointment of Duncan Lewis as President and Chief Operating Officer.

           99.2 Press release dated January 18, 2001 announcing the renaming of the Company's Broadband Service division to "Ebone."

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLOBAL TELESYSTEMS, INC.


                                          By: /s/ Grier C. Raclin
                                              --------------------------------
                                              Grier C. Raclin
                                              Executive Vice President,
                                              Chief Administrative Officer
                                              and General Counsel

Date:  January 18, 2001


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                                  EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION
-----------               -----------

   99.1 Press Release dated January 15, 2001 announcing appointment of Duncan Lewis as President and Chief Operating Officer.

   99.2 Press release dated January 18, 2001 announcing the renaming of the Company's Broadband Service division to "Ebone."